Exhibit 10.1

Execution Copy

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of March 31, 2006, by and between Inverness Medical Innovations, Inc., a Delaware corporation (the “Company”), each of the other parties signatory from time to time hereto (the “Investors”) and for purposes of the co-sale rights in Sections 8 and 10 only, Ron Zwanziger, the Chief Executive Officer of the Company (the “Company Executive”).

RECITALS

WHEREAS, the Company, ABON BioPharm (Hangzhou) Co., Ltd., a Chinese limited liability company (“ABON”), ACON Biotech (Hangzhou) Co., Ltd., a wholly foreign owned enterprise established in the People’s Republic of China (“ACON Bio”), AZURE Institute, Inc., a California corporation (“AZURE”), ACON Laboratories, Inc., a California corporation (“ACON Labs”), GENCLONN BIOTECH (HANGZHOU) CO., LTD., a Chinese limited liability company (“Genclonn”), LBI Inc., a British Virgin Islands company (“LBI”), New Hampton Inc., a Cayman Islands company (“New Hampton”), NJI, Inc., a Cayman Islands company (“NJI”), Oakville Hong Kong Co., Ltd., a Hong Kong company (“Oakville”), Sincerita Ltd., a British Virgin Islands limited liability company (“Sincerita”), Karsson Overseas Ltd., a British Virgin Islands Company and Rich Horizons International Ltd., a British Virgin Islands company (“Rich Horizons”) (collectively, the “ACON Entities”), Feng Lin and Jixun Lin (the “Management Team”) (collectively with the ACON Entities, the “Seller Entities” and the Seller Entities together with their Affiliates, the “SE Investors”) are parties to, or are expected to be parties to, various agreements relating to the Company’s purchase of the First Territory Business, the New Facility (as such terms are defined in the First Territory and New Facility Acquisition Agreement ) and the First Territory Business in all other territories other than the First Territory (the “Second Territory Business”).

WHEREAS, in connection with the First Closing and the New Facility Closing and pursuant to the acquisition agreement dated as of February 24, 2006, by and among the Company and the Seller Entities named on the signature pages thereto (the “First Territory and New Facility Acquisition Agreement”), the Investors have received or will receive shares of common stock of the Company, par value $.001 per share (the “Common Stock”) as consideration for the sale of the First Territory Business and the New Facility.

WHEREAS, the execution and delivery of this Agreement by the Investors, Company and the Company Executive are inducements and conditions precedent to the consummation of the transactions contemplated in, including the issuance by the Company of the Common Stock under, the First Territory and New Facility Acquisition Agreement;

WHEREAS, pursuant to an additional asset purchase agreement for the Second Territory Business, the Company will issue Common Stock as partial consideration for the assets acquired thereunder to the Seller Entities which are parties to such agreement and each such Seller Entity

Investor Rights Agreement

and the Company, as a condition precedent to the closing of the transactions contemplated therein (the “Second Closing”) and issuance by the Company of the Common Stock under such additional asset purchase agreement shall execute an Instrument of Accession in substantially the form attached hereto as Exhibit A.

WHEREAS, the execution and delivery of this Agreement by the Company Executive is for the exclusive and sole purpose of enforcing Section 8 of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and in the First Territory and New Facility Acquisition Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Certain Definitions. Unless otherwise set forth in this Agreement, all capitalized terms shall have the meaning set forth in the First Territory and New Facility Acquisition Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” of a Person shall mean any person or entity which directly or indirectly controls, is controlled by, or is under common control with such person or entity.

“Change of Control” shall refer to any (i) merger or consolidation of the Company, other than a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold, directly or indirectly, greater than fifty percent (50%) of the voting power of the surviving or acquiring entity after such merger or consolidation, (ii) sale, lease, exchange or other disposition of all or substantially all of its property and assets or (iii) similar transaction or series of transactions involving an acquisition of the Company.

“Company” shall have the meaning set forth in the preamble and shall include the Company’s successors by merger, acquisition, reorganization or otherwise.

“Closing” shall refer to each of the First Closing, New Facility Closing and Second Closing, as applicable.

“Closing Date” shall refer to the date on which each Closing occurs, as applicable.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency administering the Securities Act and the Exchange Act at the time.

“Common Stock” shall mean the common stock and any other common equity securities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission thereunder.

“Person” shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

“Registrable Securities” shall mean (i) any shares of Common Stock issued to the Investors in connection with any Closing, and (ii) any other securities issued or issuable with respect to any such shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Registration Expenses” shall mean the expenses so described in Section 5 hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission thereunder.

2.             Registration Rights.

(a)           S-3 Registration. After each relevant Closing Date, subject to the terms and conditions of this Agreement, the Company shall use commercially reasonable efforts as described in this Section to register for resale the Registrable Securities on a registration statement on Form S-3 (or any successor form) under the Securities Act (together with any other form that the Company may be able to use in order to register the Common Stock in the event a Form S-3 registration statement is not then available to the Company, the “Registration Statement”). The Company shall cause such Registration Statement to be filed with the Commission as soon as reasonably practicable after each relevant Closing Date, and shall use commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as reasonably practicable after the filing thereof, but in any event within one hundred and thirty-five (135) days after each relevant Closing Date; provided, that the Investors provide the Company with all information required to be provided by the second paragraph of (c) below.

(b)           Piggyback Registration. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public it will give written notice at the applicable address of record to each holder of Registrable Securities of its intention to do so; provided, however, that no such notice or registration shall be required for (i) a registration effected solely to implement an employee benefit plan, (ii) a transaction to which Rule 145 of the Securities Act is applicable, (iii) a registration solely in connection with a merger or acquisition not involving the Investors or their Affiliates, (iv) registration effected by a “shelf” registration statement on Form S-3 or the other appropriate form for a primary offering by the Company (with no selling stockholders) to be made on a continuous basis pursuant to Rule 415 of the Securities Act (or such successor rule or similar provision therein effect), (v) a registration statement on Form S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public or (vi) a registration effecting a primary offering of the

Company’s securities without any selling stockholders (whether or not such registration is an underwritten offering). Upon the written request of any of such holders of the Registrable Securities, given within twenty (20) days after receipt by such Person of such notice, the Company shall, subject to the limits contained in this Section 2(b), use its commercially reasonable efforts to cause all such Registrable Securities of the requesting holders to be registered under the Securities Act and qualified for sale under any state securities or “blue sky” law which such holders may reasonably request, all to the extent required to permit such sale or other disposition of their Registrable Securities. If a holder of Registrable Securities decides not to include all of its Registrable Securities in any Registration Statement filed by the Company pursuant to this Section 2(b), such holder of Registrable Securities shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth in this Agreement.

(c)           Postponement of Effectiveness. Upon receipt of any notice (a “Suspension Notice”) from the Company of the happening of any event which makes any statement made or incorporated in the Registration Statement or related prospectus untrue or which requires the making of any changes in such Registration Statement or prospectus (or the information incorporated therein) so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, each holder of Registrable Securities registered under such Registration Statement shall forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such holder’s receipt of the copies of the supplemented or amended prospectus or until it is advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus. In the event that the Company shall give any Suspension Notice, the Company shall use commercially reasonable efforts to render the Advice and end the suspension period as promptly as reasonably practicable. Notwithstanding the foregoing, in no event shall the Company issue more than two (2) Suspension Notices in any twelve (12) month period and the aggregate number of days in which a Suspension Notice or Suspension Notices are in effect exceed an aggregate of one hundred twenty (120) days in such twelve (12) month period. The Company shall prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective and in compliance with applicable laws until the earlier of (i) such time as all Registrable Securities have been sold pursuant to the Registration Statement or (ii) the date on which the Investors may sell all of the Registrable Securities covered by a registration statement under Rule 144 of the Securities Act during any ninety (90)-day period without volume limitations (the first to occur, the “Expiration Date”).

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information as is required to be included with respect to such seller in a registration statement including information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities, which information may be requested pursuant to an investor questionnaire prepared for such purpose and the Company may exclude from such registration the Registrable Securities of any holder of Registrable Securities who unreasonably fails to furnish such information within a reasonable time after receiving such request; provided, however, that the Company shall give such holder at least five (5) business days prior written notice before any such exclusion.

Each Investor will be deemed to have agreed by virtue of its execution and delivery of this Agreement and its acquisition of Registrable Securities that, upon receipt of any notice from the Company of a Suspension Notice as set forth in Section 2(c) such Investor will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or prospectus until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(c) hereof, or until it receives Advice that the use of the prospectus may be resumed and such Investor has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus. Further, each Investor acknowledges and agrees that its receipt of a Suspension Notice may constitute material, non-public information under federal and/or applicable state securities laws.

3.             Registration Procedures.

When the Company is required pursuant to the provisions of this Agreement to effect the registration of any of its securities under the Securities Act, the Company will:

(a)           prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to cause such registration statement to become and remain effective until completion of the proposed offering;

(b)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the Expiration Date and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

(c)           file and use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or state securities or “blue sky” laws of such jurisdictions as each selling holder shall reasonably request, and do any and all other acts and things that may be necessary under such state securities or “blue sky” laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation or consent to service of process in any jurisdiction wherein it is not so qualified or has not so consented;

(d)           make generally available to the holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than forty-five (45) days after the end of the twelve (12)-month period beginning with the first (1st) day of the Company’s first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said twelve (12)-month period, and which requirement will be deemed to be satisfied if the Company satisfies the requirements of Rule 158 under the Securities Act and otherwise complies with all applicable rules and regulations of the Commission;

(e)           if the Registrable Securities are of a class of securities that is listed on a national securities exchange, file copies of any prospectus with such exchange in compliance with Rule 153 under the Securities Act so that the holders of Registrable Securities benefit from the prospectus delivery procedures described therein;

(f)            cooperate with each holder and each underwriter, if any, participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (“NASD”), including, if appropriate, the pre-filing of a prospectus as part of a shelf registration statement in advance of an underwritten offering;

(g)           during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act;

(h)           provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case no later than the effective date of such registration;

(i)            comply with the requirements of the America Stock Exchange (“AMEX”) or any other relevant exchange for listing the Registrable Securities prior to or concurrent with the effectiveness of the registration statement;

(j)            provide copies to and permit legal counsel designated by the holders to review each registration statement and all amendments and supplements thereto no fewer than three (3) business days prior to their filing with the Commission;

(k)           furnish to the holders of Registrable Securities and their legal counsel by electronic transmission (i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company (but not later than three (3) business days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any registration statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the Commission or the staff of the Commission, and each item of correspondence from the Commission or the staff of the Commission, in each case relating to such registration statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each holder of Registrable Securities may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related registration statement;

(l)            use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as reasonable practicable;

(m)          promptly notify the holders of Registrable Securities at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, upon the Company’s becoming aware that the prospectus included in a registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(n)           otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

4.             Indemnification.

(a)           Indemnification by the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Investor, the members, owners, partners, officers, directors, employees, agents, successors and assigns of each Investor, and each Affiliate of such Investor (individually and collectively the “Indemnified Person”), against any losses, claims, damages, or liabilities (individually and collectively, the “Liability”) (joint or several) to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as any Liability (or actions or proceedings in respect thereof) arises out of or is based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, including any final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation of the Securities Act, or any applicable federal or state securities law or any rule or regulation promulgated under the Securities Act, or any applicable federal or state securities law in connection with the offering covered by such registration statement. Except as otherwise provided in Section 4(c), the Company will pay promptly, as incurred, to each such Indemnified Person any reasonable legal or other expenses reasonably incurred by them in connection with investigating, or preparing to defend or defending any Liability; provided however, that the agreement to indemnify contained in this Section 4(a) shall not apply to amounts paid in settlement of any Liability or action to the extent that such Liability arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by or on behalf of such Investor expressly for use in connection with such registration statement and provided further, that the Company shall not be required to indemnify any Person against Liability that arises out of the failure of any Person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Indemnified Person. The Company’s indemnification obligations shall survive any transfer by such Investor of its Registrable Securities.

(b)           Indemnification by Investors. To the extent permitted by law, each Investor agrees to indemnify and hold harmless the Company, each officer of the Company who signs a registration statement covering Registrable Securities and each director of the Company, any other stockholder selling shares of Common Stock in such registration statement, employees, agents, successors, assigns and any Affiliate of the Company or such other stockholder (individually and collectively also the “Indemnified Person”), from and against any Liability (joint or several) to which any such Indemnified Person may become subject (under the Securities Act or otherwise), insofar as such Liability (or actions or proceedings in respect thereof) arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, including any final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission occurs in reliance upon and conformity with written information furnished by such Investor expressly for use in connection with such registration statement. The liability of any Investor for indemnification contained in this Section 4(b) shall not exceed the net proceeds from the sale of shares of Common Stock sold under such Registration Statement received by such Investor, except in the case of willful fraud, or intentional misstatement or omission by such Investor. Each Investor’s indemnification obligations shall survive any transfer by such Investor of its Registrable Securities.

(c)           Conduct of Indemnification Proceedings. In the event the Company, any Investors or other Indemnified Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 4(a) or (b) above, the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought (the “Indemnifying Person”) of such complaint, notice, claim or action, and the Indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action; provided, that the failure to promptly give notice shall not relieve the Indemnifying Person from any Liability except to the extent that it is materially prejudiced by the failure or delay of the Indemnified Person in giving such notice. If any such complaint, claim or other notice of any Liability or action is brought against any Indemnified Person and it notifies the Indemnifying Person of its commencement, the Indemnifying Person will be entitled to participate in and, to the extent that it elects by delivering written notice to the Indemnified Person promptly after receiving notice of the commencement of the action from the Indemnified Person, jointly with any other Indemnifying Person similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the Indemnified Person, and after notice from the Indemnifying Person to the Indemnified Person of its election to assume the defense, the

Indemnifying Person shall not be liable to the Indemnified Person for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the Indemnified Person in connection with the defense. The Indemnified Person shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel shall be at the expense of the Indemnified Person unless (i) the employment of counsel by the Indemnified Person has been authorized in writing by the Indemnifying Person, (ii) the Indemnified Person has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to the Indemnifying Person or Persons, (iii) a conflict or potential conflict exists (based on advice of counsel to the Indemnified Person) between the Indemnified Person and the Indemnifying Person (in which case the Indemnifying Person shall not have the right to direct the defense of such action on behalf of the Indemnified Person) or (iv) the Indemnifying Person has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or has failed to employ counsel reasonably satisfactory to such Indemnified Person, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the Indemnifying Person or Persons. The Indemnifying Person or Persons shall not, unless there exists a conflict of interest among the Indemnified Persons, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any time for all such Indemnified Persons. All such fees, disbursements and other charges shall be reimbursed by the Indemnifying Person promptly as they are incurred. An Indemnifying Person shall not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No Indemnifying Person shall, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 4 (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnified Person from all liability arising or that may arise out of such claim, action or proceeding, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person and (iii) does not commit the Indemnified Person to take, or to forbear to take, any action. If a settlement is reached with such consent or if a final judgment is entered for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

(d)           Contribution. If the indemnification provided for in this Section 4 from the Indemnifying Person is held by a court of competent jurisdiction to be unavailable to an Indemnified Person hereunder in respect of any Liability or expenses referred to herein, then the Indemnifying Person, in lieu of indemnifying such Indemnified Person, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Liability or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person and Indemnified Persons in connection with the actions which resulted in such Liability or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Person and Indemnified Persons shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such Indemnifying Person or Indemnified Persons, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)           The amount paid by an Indemnifying Person or payable to an Indemnified Person as a result of the Liabilities or expenses referred to in this Section 4 shall be deemed to include, subject to limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 4 shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons or any other officer, director, employee, agent or controlling person of the Indemnified Persons.

5.             Registration Expenses.

All expenses incurred by the Company or the holders of Registrable Securities in effecting the registrations provided for in Section 2 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits incident to or required by any such registration and expenses of complying with the state securities or “blue sky” laws of any jurisdictions (all of such expenses referred to as “Registration Expenses”), shall be paid by the Company whether or not the registration statement to which such Registration Expenses relate becomes effective; provided, however, that the Company shall not be liable (and shall be reimbursed by the participating holders) for any Registration Expenses if such registration statement does not become effective as a result of the actions or omissions of the holders of Registrable Securities participating in the registration. Registration Expenses shall not include any fees and disbursements of counsel or any other professional advisors for the Investors. Notwithstanding the foregoing provisions of this Section 5, the provisions contained in the First Territory and New Facility Acquisition Agreement and in the Second Territory acquisition agreement regarding payment of costs for audits of financial statements for First Territory Business (including related manufacturing operations) and Second Territory Business shall control.

6.             Lock Up.

Each Investor agrees, if so requested by the Company or an underwriter in connection with any public offering of securities by the Company, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares of capital stock of the Company held by it for such period, not to exceed ninety (90) days following the effective date of the relevant registration statement filed under the Securities Act in connection with the Company’s public offering of securities, as the Company or such underwriter shall specify reasonably and in good faith, provided, however, that all executive officers and directors of the Company enter into similar agreements.

7.             Rule 144.

The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding shares of Common Stock issued in connection with the transactions contemplated by the First Territory and New Facility Acquisition Agreement made after the first anniversary of each relevant Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell shares of Common Stock issued in connection with the transactions contemplated by the First Territory and New Facility Acquisition Agreement without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon request, the Company will provide to an Investor written certification of its compliance with the provisions of this Section 7.

8.             Co-Sale Right.

For as long as the SE Investors maintain ownership of at least fifty percent (50%) of the aggregate number of shares of Common Stock issued in connection with the Closings (including Common Stock issued as part of any payment of purchase price, or any adjustment thereto, required under Section 3 of the First Territory and New Facility Acquisition Agreement), the Company Executive shall sell shares of Common Stock (a “CEO Sale”) owned by him only pursuant to and in accordance with the following provisions of this Section 8.

(a)           Co-Sale Notice. As soon as practicable, and in no event later than ten (10) days prior to the anticipated sale date of his shares, the Company Executive shall provide notice to each SE Investor (the “Co-Sale Notice”) of his or its right to participate in the CEO Sale on a pro rata basis with the Company Executive (the “Co-Sale Option”).

(b)           Investor Acceptance. Each SE Investor shall have the right to exercise his or its Co-Sale Option by giving written notice of such intent to participate (the “Co-Sale Acceptance Notice”) to the Company Executive within seven (7) days after receipt by such SE Investor of the Co-Sale Notice (the “Co-Sale Election Period”). Each Co-Sale Acceptance Notice shall indicate the maximum number of shares of Common Stock subject thereto which the SE Investor wishes to sell, including the number of shares of Common Stock it would sell if one or more other SE Investors do not elect to participate in the sale on the terms and conditions stated in the Co-Sale Acceptance Notice.

(c)           Allocation of Shares. Each SE Investor shall have the right to sell a percentage of his or its shares of Common Stock pursuant to the CEO Sale which is equal to or less than the percentage obtained by multiplying one hundred by a fraction, the numerator of which is the total number of shares of Common Stock owned by the Company Executive which are to be sold in the CEO Sale and the denominator of which is the total number of shares of Common Stock owned by the Company Executive, in each case as of the date of the Co-Sale Notice, subject to increase as hereinafter provided. In the event any SE Investor does not elect to sell the full amount of such shares of Common Stock which such SE Investor is entitled to sell pursuant to this Section 8, then any SE Investors who have elected to sell shares of Common Stock shall have the right to sell, on a pro-rata basis (based on the number of shares of Common Stock held by each such SE Investor) with any other SE Investors and up to the maximum number of shares of Common Stock stated in each such SE Investor’s Co-Sale Acceptance Notice, any shares of Common Stock not elected to be sold by such SE Investor.

(d)           Co-Sale Closing. The Company Executive shall promptly notify each participating SE Investor of the number of shares of Common Stock held by such SE Investor that will be included in the sale and the date on which the CEO Sale will be consummated. Each participating SE Investor may effect its participation in any CEO Sale hereunder by delivery to the Company, or to the Company Executive for delivery to the purchaser, of one or more instruments or certificates, properly endorsed for transfer, representing the shares of Common Stock it elects to sell pursuant thereto. At the time of consummation of the CEO Sale, the Company shall remit directly to each participating SE Investor that portion of the sale proceeds to which the participating SE Investor is entitled by reason of its participation with respect thereto. No shares of Common Stock may be purchased by the purchaser from the Company Executive unless the purchaser simultaneously purchases from the participating SE Investors all of the shares of Common Stock that they have elected to sell pursuant to this Section 8.

(e)           Sale to Third Party. Any shares of Common Stock held by the Company Executive that are the subject of the CEO Sale and that the Company Executive desires to sell following compliance with this Section 8, may be sold to the purchaser only during the period specified in Section 8(d) and only on terms no more favorable to the Company Executive than those contained in the Co-Sale Notice. Promptly after such sale, the Company Executive shall notify the Company, which in turn shall promptly notify all the SE Investors, of the consummation thereof and shall furnish such evidence of the completion and time of completion of the sale and of the terms thereof as may reasonably be requested by the SE Investors.

(f)            Exceptions. The Company Executive shall not be required to comply with this Section 8 for sales of Common Stock (i) occurring after the Company Executive is no longer an executive officer (including Chairman of the Board) or a director of the Company, (ii) made in accordance with the manner of sale described in Rule 144(f) of the Securities Act or (iii) transfers of Common Stock in transactions which are not sales, such as bona fide gifts or transfers to Affiliates of the Company Executive or transfers to family members (or trusts for the benefit of the Company Executive or his family members), so long as each such transferee agrees in writing for the benefit of the SE Investors to be bound by this Section 8 in the same manner as the Company Executive is bound solely with respect to the shares of Common Stock transferred after the date hereof by the Company Executive to such transferee in accordance with Section 8(f)(iii). For purposes of the foregoing, “family members” shall mean all lineal ancestors and descendents of the Company Executive and all siblings (and their ancestors and descendents) of any of the foregoing.

9.             Valuation Covenant. Each Investor and any person who becomes a party to this Agreement in connection with the Second Territory Closing or pursuant to Section 10(c) agrees that he, she or it will not acquire any additional voting securities of the Company after the date hereof if such acquisition would result in the ownership of voting securities of the Company valued at greater than $56.7 million by an acquiring person affiliated with the SE Investors, as determined pursuant to the rules set forth in the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, 15 U.S.C. sec. 18a, and the implementing regulations thereunder, 16 C.F.R. Parts 801-803. For purposes of this Section the value of voting securities of the Company under this Section 9 is determined by the regulations referenced in the preceding sentence.

10.           Miscellaneous.

(a)           Amendments and Waivers. The provisions of this Agreement may be amended, modified, supplemented or waived with the prior written consent of the Company and the Investors holding a majority in interest of the Registrable Shares. In addition to the foregoing sentence, Section 8 and this Section 10(a) may not be amended without the prior written consent of the Company Executive.

(b)           Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by electronic transmission, telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Company and the Company Executive at the following address, to the SE Investors at the following address or to an Investor at the address set forth beneath such Investor’s name on the signature pages hereto (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof).

If to the Company or
Company Executive:	Inverness Medical Innovations, Inc.
51 Sawyer Road, Suite 200
Waltham, MA 02453
Attn: General Counsel
Attn: Chief Executive Officer
Facsimile: (781) 647-3939

With a copy to:	Goodwin Procter LLP
Exchange Place
Boston, MA 02109
Attn: Scott F. Duggan, Esq.
Facsimile: (617) 523-1231
Email: sduggan@goodwinprocter.com

If to the SE Investors:	ACON Laboratories, Inc.
4108 Sorrento Valley Boulevard,
San Diego, CA 92121
Attn: General Counsel

Facsimile Number: (858) 535-2039
Email: rberholtz@aconlabs.com

With a copy to:	Jixun Lin
c/o Angie Cai
18515 Caminito Pasadero #352
San Diego, CA 92128
Facsimile: (858) 362-3186
Email: jlin@aconlabs.com; acai@aconlabs.com

Feng Lin
Acon Biotech (Hangzhou) Co., Ltd.
No. 398 Tianmu Shan Road
Gudang Science, Technology and Economic Development Park
Hangzhou City
Zhejiang Province
P. R. China
Post code: 310023
(Address in Chinese:
: 310023)
Facsimile: 86-571-8777-5535
Email: feng.lin@aconlab.com.cn

With a copy to:	Morrison & Foerster LLP
12531 High Bluff Drive, Suite 100
San Diego, California 92130
Attn: Steven G. Rowles
Facsimile Number: (858) 523-2810
Email: srowles@mofo.com

(c)           Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the successors and assigns of the Company. This Agreement may not be assigned by any Investor without the prior written consent of the Company; provided, however, that each Investor shall be permitted to assign the rights under this Agreement without such consent to any person to whom such Investor sells, gifts or otherwise transfers any of the Registrable Securities provided that the Company is notified in writing at least three (3) days prior to such sale, gift or transfer and such person delivers an executed copy of the Instrument of Accession attached hereto as Exhibit A for SE Investors and Exhibit B for Investors. Notwithstanding the foregoing, each Investor shall be permitted to assign the rights under Section 8 of this Agreement only if such sale, gift or transfer is to an Affiliate of such Investor. Except as otherwise provided in this Section 10(c), any attempted assignment by any Investor will be void and of no effect. Notwithstanding the foregoing, each of the indemnified parties shall be entitled to enforce the covenants set forth in Section 4 hereof.

(d)           Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

(e)           Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

(f)            Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, as applied to contracts made and performed within the State of Delaware, without regard to principles of conflict of laws.

(g)           Dispute Resolution. If a dispute arises out of, relates to, or is connected with this Agreement, or the breach thereof, and if the dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation in accordance with the International Mediation Rules of the International Centre for Dispute Resolution (“ICDR”) before resorting to arbitration, litigation, or other dispute resolution procedure. The mediation will be held in Chicago, Illinois. The mediation will be conducted by a single mediator. The mediation will take place within thirty (30) calendar days of the appointment of a mediator. Within five (5) calendar days of the submission of a written demand for mediation by either party, the parties will exchange lists of three (3) proposed mediators. The parties will have five (5) calendar days to make any good faith objection to any of the proposed mediators. The resulting list of proposed mediators will be submitted to the ICDR, and, within five (5) business days, the ICDR will appoint one of the proposed mediators. Upon the lapse of the thirty (30) days, either party may require that the parties proceed with the arbitration, in lieu of mediation.

Except with respect to injunctive relief, which may be sought in a court of competent jurisdiction, as more specifically set forth below, all disputes, claims, or controversies arising out of or relating to, or in connection with this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before the ICDR or its successor. The arbitration shall be held in Chicago, Illinois before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by the ICDR unless specifically modified herein.

Within five (5) business days of the submission of a written demand for arbitration, each party may submit the names of three (3) proposed arbitrators to the ICDR. Within five (5) business days of receiving the names of each parties’ proposed arbitrators, the ICDR shall send simultaneously to each party to the dispute an identical list of ten (10) names of persons to be chosen as an arbitrator for the dispute. This list shall include the six (6) arbitrator names provided by the parties, and four (4) names chosen by the ICDR. Each party shall have five (5) business days from the transmittal date in which to strike up to four (4) names objected to, number the remaining names in order of preference, and return the list to the ICDR. From among the persons who have been approved on both lists, and in accordance with the designated order of mutual preference to the extent possible, the ICDR will appoint one of the proposed arbitrators within five (5) business days of receipt of the ranked list from the parties.

The arbitrator shall apply the substantive laws of the State of Delaware without regard to conflicts of laws principles. The interpretation and enforcement of this Section, and any order or award entered hereunder, shall be governed by the Federal Arbitration Act, without reference to the Delaware Uniform Arbitration Act.

The parties covenant and agree that the arbitration hearing shall commence within six (6) weeks of the date on which the arbitrator is appointed. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than fifteen (15) days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration, considered by the arbitrator, or used by a party’s witness, or used or considered by any expert. The arbitrator’s decision and award shall be made and delivered within eight (8) weeks of the date on which the arbitrator is appointed. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have the power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages. The arbitrator, however, is authorized to award declaratory relief, regardless of whether the request for declaratory relief involves an actual case or controversy. The arbitrator shall, upon a finding that it is impracticable to meet one or more of the deadlines set forth in this Section consistent with his or her primary obligation justly to determine the controversy before him or her in a timely and reasonable manner, have discretion to alter such deadlines.

The parties covenant and agree that they will participate in the arbitration in good faith, that they will share equally the fees and expenses of the International Centre for Dispute Resolution and that they will each bear their own attorneys’ fees and expenses, except as otherwise provided herein. The arbitrator may in his or her discretion assess costs and expenses (including the reasonable attorneys’ fees and expenses of the prevailing party) against any party to a proceeding. Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award. This Section 10(g) applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

The parties submit to the non-exclusive jurisdiction of any state or federal court located in the State of Illinois, the United States of America, for the resolution of any dispute or enforcement of any right arising out of or relating to this Agreement, including enforcement of this agreement to arbitrate and confirmation or enforcement of any award rendered by the arbitrator, and the parties waive any objection to the venue, personal jurisdiction, or convenience as a forum of these courts for such purpose. The decision of the arbitrator shall be final and binding on the parties and enforceable in accordance with the New York Convention on the Recognition and Enforcement of Arbitral Awards.

Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail are made for the express benefit of the other parties hereto.

(h)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

(i)            Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter.

(j)            Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, will be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

(k)           Notification Regarding Common Stock. Upon request from the Company, each Investor hereby agrees to provide the Company with the number of shares of Common Stock then held by such Investor within ten (10) days of receipt of such request from the Company; provided, however, that if a request is made pursuant to this Section 10(k) in connection with the delivery of a Co-Sale Notice pursuant to Section 8(a), then such SE Investor hereby agrees to provide the Company with the number of shares of Common Stock then held by such SE Investor at such time as such as the SE Investor responds to the Co-Sale Notice by delivery of the Co-Sale Acceptance Notice, but in no event later than seven (7) days of receipt of such Co-Sale Notice from the Company.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVERNESS MEDICAL INNOVATIONS, INC.

By:	/s/ Ron Zwanziger

Name:	Ron Zwanziger

Title:	CEO, President, Chairman

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

INVESTOR SIGNATURE PAGES
TO INVESTOR RIGHTS AGREEMENT

Name of Selling Entity:	ACON Laboratories, Inc.

Address for Notice:	4108 Sorrento Valley Blvd.
San Diego, CA 92121

	Facsimile:	858-535-2039

Number of Shares of Common Stock:		0

Signature:	/s/ Steven Frankel

Title or Capacity (if any):		President

Email:

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

Name of Selling Entity:	AZURE Institute, Inc.

Address for Notice:	4108 Sorrento Valley Blvd.
San Diego, CA 92121

	Facsimile:	858-535-2039

Number of Shares of Common Stock:		0

Signature:	/s/ Jixun Lin

Title or Capacity (if any):		President

Email:

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

Name of Selling Entity:	Jixun Lin

Address for Notice:	4108 Sorrento Valley Boulevard
San Diego, CA 92121

	Facsimile:	858-535-2039

Number of Shares of Common Stock:		0

Signature:	/s/ Jixun Lin

Title or Capacity (if any):

Email:

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

Name of Selling Entity:	Feng Lin

Address for Notice:	No. 398 Tianmushan Road
Gudang Industrial Park, Hangzhou
China 310023

Facsimile:

Number of Shares of Common Stock:	0

Signature:	/s/ Feng Lin

Title or Capacity (if any):

Email:

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

Name of Selling Entity:	ACON Biotech (Hangzhou) Co., Ltd.

Address for Notice:	No. 398 Tianmushan Road
Gudang Industrial Park, Hangzhou
China 310023

	Facsimile:	86 571 87775535

Number of Shares of Common Stock:		0

Signature:	/s/ Feng Lin

Title or Capacity (if any):		CEO

Email:

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

Name of Selling Entity:	Karsson Overseas, Ltd.

Address for Notice:	Unit 6501-02, The Center,
99 Queen’s Road Central, Hong Kong

	Facsimile:	852-3150-8477

Number of Shares of Common Stock:		0

Signature:	/s/ Guangqiong Zhang

Title or Capacity (if any):		Director

Email:

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

Name of Selling Entity:	LBI Inc.

Address for Notice:	Unit 6501-02, The Center,
99 Queen’s Road Central, Hong Kong

	Facsimile:	852-3150-8477

Number of Shares of Common Stock:		0

Signature:	/s/ Guangqiong Zhang

Title or Capacity (if any):		Director

Email:

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

Name of Selling Entity:		Oakville Hong Kong Co. Ltd.

Address for Notice:	Unit 6501-02, The Center,
99 Queen’s Road Central, Hong Kong

	Facsimile:	852-3150-8477

Number of Shares of Common Stock:		0

Signature:	/s/ Guangqiong Zhang

Title or Capacity (if any):	Director

Email:

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

RON ZWANZIGER SIGNATURE PAGE
TO INVESTOR RIGHTS AGREEMENT

The undersigned Company Executive has signed this Agreement for purposes of Section 8 and Section 10 only and under no circumstances shall his execution of this Agreement be construed for any other purposes.

/s/ Ron Zwanziger

Ron Zwanziger

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

INSTRUMENT OF ACCESSION

The undersigned, Manfield Top Worldwide Ltd., as a condition precedent to becoming the owner or holder of record of three hundred fifty-five thousand eight hundred and thirty-eight (355,838) shares of Common Stock of Inverness Medical Innovations, Inc., a Delaware corporation (the “Company”), hereby agrees to become an “SE Investor” under that certain Investor Rights Agreement dated as of March 31, 2006 by and among the Company and parties thereto. This Instrument of Accession shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by, said Investor Rights Agreement immediately upon execution and delivery to the Company of this Instrument.

IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the State of Delaware, as of the date below written.

MANFIELD TOP WORLDWIDE LTD.

By:	/s/ Feng Lin
Name: Feng Lin
Title: Director

Address:
No. 398 Tianmushan Road
Gudang Industrial Park, Hangzhou
China 310023

Date:	March 31, 2006

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

INSTRUMENT OF ACCESSION

The undersigned, Overseas Squared Ltd., as a condition precedent to becoming the owner or holder of record of three hundred fifty-five thousand eight hundred and thirty-eight (355,838) shares of Common Stock of Inverness Medical Innovations, Inc., a Delaware corporation (the “Company”), hereby agrees to become an “SE Investor” under that certain Investor Rights Agreement dated as of March 31, 2006 by and among the Company and parties thereto. This Instrument of Accession shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by, said Investor Rights Agreement immediately upon execution and delivery to the Company of this Instrument.

IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the State of Delaware, as of the date below written.

OVERSEAS SQUARE LTD.

By:	/s/Guangqiong Zhang
Name: Guangqiong Zhang
Title: Director

Address:
Unit 6501-02, The Center,
99 Queen’s Road Central, Hong Kong

Date:	March 31, 2006

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

EXHIBIT A – INSTRUMENT OF ACCESSION FOR SE INVESTORS

INSTRUMENT OF ACCESSION

The undersigned,                                   , as a condition precedent to becoming the owner or holder of record of                                        (            ) shares of Common Stock of Inverness Medical Innovations, Inc., a Delaware corporation (the “Company”), hereby agrees to become an “SE Investor” under that certain Investor Rights Agreement dated as of March 31, 2006 by and among the Company and parties thereto. This Instrument of Accession shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by, said Investor Rights Agreement immediately upon execution and delivery to the Company of this Instrument.

IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the Commonwealth of Massachusetts, as of the date below written.

Signature:

(Print Name)

Address:

Date:

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

EXHIBIT B – INSTRUMENT OF ACCESSION FOR INVESTORS

INSTRUMENT OF ACCESSION

The undersigned,                                   , as a condition precedent to becoming the owner or holder of record of                                        (            ) shares of Common Stock of Inverness Medical Innovations, Inc., a Delaware corporation (the “Company”), hereby agrees to become an “Investor” under that certain Investor Rights Agreement dated as of March 31, 2006 by and among the Company and parties thereto. This Instrument of Accession shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by, said Investor Rights Agreement immediately upon execution and delivery to the Company of this Instrument.

IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the Commonwealth of Massachusetts, as of the date below written.

Signature:

(Print Name)

Address:

Date:

[SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]